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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 1999, included in Friede Goldman Halter, Inc.'s (formerly Friede Goldman International Inc.) Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.



                                         /s/   Arthur Andersen LLP


New Orleans, Louisiana
December 2, 1999